For period ending  August 31, 2009
	                                                Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Inergy LP Fin 8 3/4% due 03/01/2015
2.	Date of Purchase: January 28, 2009	3.  Date offering commenced:
        January 28, 2009
4.	Underwriters from whom purchased:  JP Morgan Securities
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $2,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $202,929,750,000
8.	Purchase price (net of fees and expenses): $90.191
9.	Initial public offering price:  $90.191
10.	Commission, spread or profit:  2%

11.  Have the following conditions been satisfied?            YES         NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities
     Act of 1933, Rule 144A or Regulation D.                   X

b.   The securities are sold to persons reasonably believed
     to be qualified institutional buyers (QIBS).              X

c.   The securities are reasonably believed to be eligible
     for resale to other QIBs                                  X

d.   The securities were purchased prior to the end of the
     first day on which any sales are mde (or if a rights
     offering, the securities were purchased on or before
     the fourth day preceding on which the offering
     terminated.)                                              X

e.   The securities were purchased at a price not more than
     the price paid by each other purchaser in the offering
     or any concurrent offering.                               X

f.   The underwriting was a firm commitment underwriting.      X

g    The commission, spread, or profit was reasonable and
     fair in relation to that being received by others for
     underwriting similar securities during the same period.   X

h.   The issuer of the securities and any predecessor has
     been in continuous operation for not less than three
     years.                                                    X

i.   The amount of such securities purchased by the Fund
     and all other accounts over which the Adviser (or
     Sub-Adviser, if applicable) exercises investment
     discretion did not exceed 25% of the principal amount
     of the offering.                                          X

j.   No Affiliated Underwriter benefited directly or
     indirectly from the purchase.                             X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  January 30, 2009
Print Name: Shu Yang Tan


For period ending  August 31, 2009
	                                         Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: El Paso Corp 8 1/4% due 02/15/2016
2.	Date of Purchase: February 4, 2009	3.  Date offering commenced:
        February 4, 2009
4.	Underwriters from whom purchased:  Morgan Stanley & Co. Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $4,000,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $477,675,000,000
8.	Purchase price (net of fees and expenses): $95.535
9.	Initial public offering price:  $95.535
10.	Commission, spread or profit:  1%

11.  Have the following conditions been satisfied?             YES      NO
     a.	The securities are sold in an offering exempt from
        registration under Section 4(2) of the Securities Act
        of 1933, Rule 144A or Regulation D.                     X

     b. The securities are sold to persons reasonably believed
        to be qualified institutional buyers (QIBS).            X

     c. The securities are reasonably believed to be eligible
        for resale to other QIBs                                X

     d. The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the securities were purchased on or before the fourth day preceding on which the offering
        terminated.)                                            X

     e. The securities were purchased at a price not more than
        the price paid by each other purchaser in the offering
        or any concurrent offering.                      	X

     f. The underwriting was a firm commitment underwriting.	X

     g  The commission, spread, or profit was reasonable and
        fair in relation to that being received by others for
        underwriting similar securities during the same
        period.                                          	X

     h. The issuer of the securities and any predecessor
        has been in continuous operation for not less than
        three years.                                    	X

     i. The amount of such securities purchased by the Fund
        and all other accounts over which the Adviser (or
        Sub-Adviser, if applicable) exercises investment
        discretion did not exceed 25% of the principal amount
        of the offering.                                  	X

     j. No Affiliated Underwriter benefited directly or
        indirectly from the purchase.                   	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  February 13, 2009
Print Name: Shu Yang Tan


For period ending  August 31, 2009
	                                     Exhibit 77O
File number 811-6292
FORM 10f-3
Registered Domestic Securities and Government Seurities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer:   Mead Johnson Nutrition Co-A
2.	Date of Purchase:  February 10, 2009      3.  Date offering commenced:
        February 10, 2009
4.	Underwriter(s) from whom purchased:  Morgan Stanley & Co.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:  250,000 shares
7.	Aggregate principal amount or total number of shares of offering:
        34,500,000 shares
8.	Purchase price per unit or share (net of fees and expenses):  $24.00
9.	Initial public offering price per unit or share:  $24.00
10.	Commission, spread or profit: $0.72

11.	Have the following conditions been satisfied?          YES      NO
        a.  The securities are part of an issue registered
        under Securities Act f 1933 that is being offered to
        the public, or is part of an issue of government
        securities (as defined in section 2(a)(16) of the
        1940 Act).                                              X

        b.  The securities were purchased prior to the end
        of the first day on which any sales are made (or,
        if a rights offering, the securities were purchased
        on or before the fourth day preceding the day on which
        the offering terminated)                                X

        c.  The securities were purchased at a price not more
        than the price paid by each other purchaser in the
        offering or any concurrent offering.                    X

        d.  The underwriting was a firm commitment
        underwriting.                                           X

        e.  The commission, spread or profit was reasonable
        and fair in relation to that being received by others
        for underwriting similar securities during the same
        period.                                                 X

        f. The issuer of the securities and any predecessor
        has been in continuous operation for not less than
        three years.                                            X

        g.  The amount of such securities purchased by the
        Fund and all other accounts over which the Adviser
        (or Subadviser, if applicable) exercises investment
        discretion did not exceed 25% of the principal amount
        of the offering.                                        X

        h.  No Affiliated Underwriter benefited directly or
        indirectly from the purchase.                           X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Jim Malles		Date:	March 4, 2009
Print Name: Jim Malles


For period ending  August 31, 2009
                                                	Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: El Paso Corp 8 1/4% due 02/15/2016
2.	Date of Purchase: February 4, 2009	3.  Date offering commenced:
        February 4, 2009
4.	Underwriters from whom purchased:  Morgan Stanley & Co. Inc.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $3,821,400 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $477,675,000,000
8.	Purchase price (net of fees and expenses): $95.535
9.	Initial public offering price:  $95.535
10.	Commission, spread or profit:  1%

11.  Have the following conditions been satisfied?             YES      NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act of
     1933, Rule 144A or Regulation D.                           X

b.   The securities are sold to persons reasonably believed
     to be qualified institutional buyers (QIBS).               X

c.   The securities are reasonably believed to be eligible
     for resale to other QIBs                                   X

d.   The securities were purchased prior to the end of the
     first day on which any sales are mde (or if a rights
     offering, the securities were purchased on or before the
     fourth day preceding on which the offering terminated.)    X

e.  The securities were purchased at a price not more than the price paid by each other purchaser in the offering or any
    concurrent offering.                                	X

f.  The underwriting was a firm commitment underwriting.	X

g    The commission, spread, or profit was reasonable and
     fair in relation to that being received by others for
     underwriting similar securities during the same period.	X

h.   The issuer of the securities and any predecessor has
     been in continuous operation for not less than three
     years.                                             	X

i.   The amount of such securities purchased by the Fund and
     all other accounts over which the Adviser (or Sub-Adviser, if applicable) exercises investment discretion did not
     exceed 25% of the principal amount of the offering.	X

j.   No Affiliated Underwriter benefited directly or indirectly
     from the purchase.                                 	X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  May 25, 2009
Print Name: Shu Yang Tan


For period ending  August 31, 2009
	                                                Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Inergy LP Fin 8 3/4% due 03/01/2015
2.	Date of Purchase: January 28, 2009	3.  Date offering commenced:
        January 28, 2009
4.	Underwriters from whom purchased:  JP Morgan Securities
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $1,672,043 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $202,929,750,000
8.	Purchase price (net of fees and expenses): $90.191
9.	Initial public offering price:  $90.191
10.	Commission, spread or profit:  2%

11.  Have the following conditions been satisfied?           YES      NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act
     of 1933, Rule 144A or Regulation D.                      X

b.   The securities are sold to persons reasonably believed
     to be qualified institutional buyers (QIBS).             X

c.   The securities are reasonably believed to be eligible
     for resale to other QIBs                                 X

d. The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the securities were purchased on or before the fourth day preceding on which the offering
     terminated.)                                             X

e.   The securities were purchased at a price not more than
     the price paid by each other purchaser in the offering
     or any concurrent offering.                              X

f.   The underwriting was a firm commitment underwriting.     X

g The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. X

h.   The issuer of the securities and any predecessor has
     been in continuous operation for not less than three
     years.                                                   X

i.   The amount of such securities purchased by the Fund
     and all other accounts over which the Adviser (or
     Sub-Adviser, if applicable) exercises investment
     discretion did not exceed 25% of the principal amount of
     the offering.                                            X

j.   No Affiliated Underwriter benefited directly or
     indirectly from the purchase.                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  May 29, 2009
Print Name: Shu Yang Tan


For period ending  August 31, 2009
	                                         Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Qwest Corporation 8.375% due 5/1/2016
2.	Date of Purchase: April 7, 2009	3.  Date offering commenced: April 7, 2009
4.	Underwriters from whom purchased:  JP Morgan Securities
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $1,849,960 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $749,696,290
8.	Purchase price (net of fees and expenses): $92.498
9.	Initial public offering price:  $92.498
10.	Commission, spread or profit:  2%

11.  Have the following conditions been satisfied?           YES      NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act
     of 1933, Rule 144A or Regulation D.                      X

b.   The securities are sold to persons reasonably believed
     to be qualified institutional buyers (QIBS).             X

c.   The securities are reasonably believed to be eligible
     for resale to other QIBs                                 X

d. The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the securities were purchased on or before the fourth day preceding on which the offering
     terminated.)                                             X

e.   The securities were purchased at a price not more than
     the price paid by each other purchaser in the offering
     or any concurrent offering.                              X

f.   The underwriting was a firm commitment underwriting.     X

g The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. X

h.   The issuer of the securities and any predecessor has
     been in continuous operation for not less than three
     years.                                                   X

i.   The amount of such securities purchased by the Fund
     and all other accounts over which the Adviser
     (or Sub-Adviser, if applicable) exercises investment
     discretion did not exceed 25% of the principal amount
     of the offering.                                         X

j.   No Affiliated Underwriter benefited directly or
     indirectly from the purchase.                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  July 23, 2009
Print Name: Shu Yang Tan


For period ending  August 31, 2009
	                                             Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: SuperValu Inc. 8% due 05/01/2016
2.	Date of Purchase: April 30, 2009	3.  Date offering commenced:
        April 30, 2009
4.	Underwriters from whom purchased:  CS First Boston Corp.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $1,212,500 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $970,000,000
8.	Purchase price (net of fees and expenses): $97.00
9.	Initial public offering price:  $97.00
10.	Commission, spread or profit:  2%

11.  Have the following conditions been satisfied?           YES      NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act
     of 1933, Rule 144A or Regulation D.                      X

b.   The securities are sold to persons reasonably believed
     to be qualified institutional buyers (QIBS).             X

c.   The securities are reasonably believed to be eligible
     for resale to other QIBs                                 X

d. The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the securities were purchased on or before the fourth day preceding on which the offering
     terminated.)                                             X

e.   The securities were purchased at a price not more than
     the price paid by each other purchaser in the offering
     or any concurrent offering.                              X

f.   The underwriting was a firm commitment underwriting.     X

g The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. X

h.   The issuer of the securities and any predecessor has
     been in continuous operation for not less than three
     years.                                                   X

i.   The amount of such securities purchased by the Fund
     and all other accounts over which the Adviser (or
     Sub-Adviser, if applicable) exercises investment
     discretion did not exceed 25% of the principal amount
     of the offering.	                                      X

j.   No Affiliated Underwriter benefited directly or
     indirectly from the purchase.                            X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  May 25, 2009
Print Name: Shu Yang Tan


For period ending  August 31, 2009
                                           	Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Host Hotels and Resorts LP 9% due 05/15/2017
2.	Date of Purchase: May 5, 2009	3.  Date offering commenced: May 5, 2009
4.	Underwriters from whom purchased:  Goldman Sachs & Co.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $3,863,960(Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $386,396,000
8.	Purchase price (net of fees and expenses): $96.599
9.	Initial public offering price:  $96.599
10.	Commission, spread or profit:  2%

11.  Have the following conditions been satisfied?          YES      NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act
     of 1933, Rule 144A or Regulation D.                     X

b.   The securities are sold to persons reasonably believed
     to be qualified institutional buyers (QIBS).            X

c.   The securities are reasonably believed to be eligible
     for resale to other QIBs                                X

d. The securities were purchased prior to the end of the first day on which any sales are mde (or if a rights offering, the securities were purchased on or before the fourth day preceding on which the offering
     terminated.)                                            X

e.   The securities were purchased at a price not more than
     the price paid by each other purchaser in the offering
     or any concurrent offering.                             X

f.   The underwriting was a firm commitment underwriting.    X

g The commission, spread, or profit was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period. X

h.   The issuer of the securities and any predecessor has
     been in continuous operation for not less than three
     years.                                                  X

i.   The amount of such securities purchased by the Fund
     and all other accounts over which the Adviser (or
     Sub-Adviser, if applicable) exercises investment
     discretion did not exceed 25% of the principal amount
     of the offering.                                        X

j.   No Affiliated Underwriter benefited directly or
     indirectly from the purchase.                           X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  May 29, 2009
Print Name: Shu Yang Tan


For period ending  August 31, 2009
                                           	Exhibit 77O
File number 811-6292
FORM 10f-3
Registered Domestic Securities and Government Seurities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer:   Wells Fargo & Co.
2.	Date of Purchase:  May 8, 2009      3.  Date offering commenced:
        May 8, 2009
4.	Underwriter(s) from whom purchased:  J.P. Morgan Chase
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:  1,300,000 shares
7.	Aggregate principal amount or total number of shares of offering:
        392,150,000 shares
8.	Purchase price per unit or share (net of fees and expenses):  $22.00
9.	Initial public offering price per unit or share:  $22.00
10.	Commission, spread or profit: $0.2772

11.	Have the following conditions been satisfied?              YES     NO
        a.  The securities are part of an issue registered under
        Securities Act f 1933 that is being offered to the public, or is part of an issue of government securities (as
        defined in section 2(a)(16) of the 1940 Act).                X

        b.  The securities were purchased prior to the end of the
        first day on which any sales are made (or, if a rights
        offering, the securities were purchased on or before the
        fourth day preceding the day on which the offering
        terminated)                                                  X

        c.  The securities were purchased at a price not more than the price paid by each other purchaser in the offering or
        any concurrent offering.                                     X

        d.  The underwriting was a firm commitment underwriting.     X

        f.  The commission, spread or profit was reasonable and
        fair in relation to that being received by others for
        underwriting similar securities during the same period.      X

        f. The issuer of the securities and any predecessor has been in continuous operation for not less than three years. X

        g. The amount of such securities purchased by the Fund and all other accounts over which the Adviser (or Subadviser, if applicable) exercises investment discretion did not exceed
        25% of the principal amount of the offering.                 X

        h.  No Affiliated Underwriter benefited directly or
        indirectly from the purchase.                                X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Robert A. Durante		Date:	June 9, 2009
Print Name: Robert A. Durante


For period ending  August 31, 2009
	                                                Exhibit 77O
File number 811-6292
FORM 10f-3FUND: UBS US Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer: Cricket Communications Inc. 7 3/4% due 05/15/2016
2.	Date of Purchase: May 28, 2009	3.  Date offering commenced: May 28, 2009
4.	Underwriters from whom purchased:  Goldman Sachs & Co.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $3,845,360(Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $1,057,474
8.	Purchase price (net of fees and expenses): $96.134
9.	Initial public offering price:  $96.134
10.	Commission, spread or profit:  2%

11.  Have the following conditions been satisfied?            YES       NO
a.   The securities are sold in an offering exempt from
     registration under Section 4(2) of the Securities Act of
     1933, Rule 144A or Regulation D.                          X

b.   The securities are sold to persons reasonably believed
     to be qualified institutional buyers (QIBS).              X

c.   The securities are reasonably believed to be eligible
     for resale to other QIBs                                  X

d.   The securities were purchased prior to the end of the
     first day on which any sales are mde (or if a rights
     offering, the securities were purchased on or before the
     fourth day preceding on which the offering terminated.)   X

e.   The securities were purchased at a price not more than
     the price paid by each other purchaser in the offering
     or any concurrent offering.                               X

f.   The underwriting was a firm commitment underwriting.      X

g    The commission, spread, or profit was reasonable and
     fair in relation to that being received by others for
     underwriting similar securities during the same period.   X

h.   The issuer of the securities and any predecessor has
     been in continuous operation for not less than three
     years.                                                    X

i.   The amount of such securities purchased by the Fund
     and all other accounts over which the Adviser (or
     Sub-Adviser, if applicable) exercises investment
     discretion did not exceed 25% of the principal amount
     of the offering.                                          X

j.   No Affiliated Underwriter benefited directly or
     indirectly from the purchase.                             X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as UBS AG and its affiliates. In the case of a Fund advised by a Sub-Adviser, Affiliated Underwriter shall also include any brokerage affiliate of the Sub-Adviser.

Approved:  /s/Shu Yang Tan			Date:  June 25, 2009
Print Name: Shu Yang Tan


For period ending  August 31, 2009
                                          	Exhibit 77O
File number 811-6292
FORM 10f-3
Registered Domestic Securities and Government Seurities
Fund:	 UBS U.S. Allocation Fund
Name of Adviser or Sub-Adviser UBS Global Asset Management (Americas) Inc.
1.	Issuer:   Citigroup Funding Inc. 1 1/2% due 7/12/2011
2.	Date of Purchase:  June 25, 2009      3.  Date offering commenced:
        June 25, 2009
4.	Underwriter(s) from whom purchased:  Citigroup Global Markets Hldgs.
5.	Affiliated Underwriter managing or participating in syndicate:
        UBS Investment Bank
6.	Aggregate principal amount or number of shares purchased:
        $9,993,000 (Firmwide)
7.	Aggregate principal amount or total number of shares of offering:
        $1,748,775,000
8.	Purchase price per unit or share (net of fees and expenses):  $99.93
9.	Initial public offering price per unit or share:  $99.93
10.	Commission, spread or profit: N/A%

11.	Have the following conditions been satisfied?           YES       NO
        a. The securities are part of an issue registered under Securities Act f 1933 that is being offered to the public, or is part of an issue of government securities (as defined in section 2(a)(16) of the 1940
        Act).                                                    X

        b.  The securities were purchased prior to the end of
        the first day on which any sales are made (or, if a
        rights offering, the securities were purchased on or before the fourth day preceding the day on which the
        offering terminated)                                     X

        c.  The securities were purchased at a price not more
        than the price paid by each other purchaser in the
        offering or any concurrent offering.                     X

        d.  The underwriting was a firm commitment underwriting. X

        g.  The commission, spread or profit was reasonable
        and fair in relation to that being received by others
        for underwriting similar securities during the same
        period.                                                  X

        f. The issuer of the securities and any predecessor
        has been in continuous operation for not less than
        three years.                                              X

        g.  The amount of such securities purchased by the Fund
        and all other accounts over which the Adviser (or
        Subadviser, if applicable) exercises investment
        discretion did not exceed 25% of the principal amount of
        the offering.                                             X

        h.  No Affiliated Underwriter benefited directly or
        indirectly from the purchase.                             X

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above. In particular, Affiliated Underwriter is defined as affiliates of the Adviser or Sub-Adviser participating in a selling syndicate, as applicable.

Approved:  /s/Justin C. Tabellione		Date:	July 21, 2009
Print Name: Justin C. Tabellione